UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2000

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-16163	WGL Holdings, Inc. 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
1-1483	Washington Gas Light Company 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None   .

ITEM 5.  OTHER EVENTS

          WGL Holdings, Inc. has announced that George Patrick Clancy, Jr. was elected to the WGL Holdings Inc. board of directors, effective December 15, 2000. Also effective December 15, 2000, Mr. Clancy was elected to serve on the board of directors of Washington Gas Light Company, the regulated utility subsidiary of WGL Holdings, Inc. Mr. Clancy is executive vice president and chief lending officer of Chevy Chase Bank, FSB, the largest bank headquartered in the Washington D.C. metropolitan area.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        WGL Holdings, Inc.
                                                                                                                                      and
                                                                                                                Washington Gas Light Company
                                                                                                                               (Registrants)

Date                December 15, 2000                                                                 /s/ Robert E. Tuoriniemi                .
                                                                                               /s/                         Robert E. Tuoriniemi
                                                                                                                               Controller
                                                                                                               (Principal Accounting Officer)